                         COPYRIGHT COLLATERAL AGREEMENT

        This 24th day of February, 1998, Eagle-Picher Industries, Inc., an Ohio corporation ("Assignor") with its principal place of business and mailing address at 250 East Fifth Street, Cincinnati, Ohio 45202, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, assigns, mortgages and pledges to ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, acting as agent for the Secured Creditors under that certain Security Agreement referred to below, with its mailing address at 1325 Avenue of the Americas, New York, New York 10019, and its successors and assigns ("Assignee"), and grants to Assignee a continuing security interest in, the following property:

               (i) Each copyright and copyright application listed on Schedule A-1 hereto and all works of authorship and other intellectual property rights therein; and

              (ii) Each copyright license listed on Schedule A-2 hereto and all royalties and other sums due or to become due under or in respect of each such copyright license, together with the right to sue for and collect all such royalties and other sums; and

             (iii) All proceeds of the foregoing, including without limitation any claim by Assignor against third parties for damages by reason of past, present or future infringement of any copyright listed on Schedule A-1 hereto or of any copyright licensed under a copyright license listed on Schedule A-2 hereto, in each case together with the right to sue for and collect said damages;

in each case, to secure performance of all Obligations of Assignor as set out in that certain Security Agreement bearing even date herewith by and between Assignor and Assignee (the "Agreement").

        Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment, mortgage, pledge and security interest in the copyrights, copyright applications and copyright licenses made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

        All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

        IN WITNESS WHEREOF, Assignor has caused this Agreement to be duly executed as of the date and year last above written.

                                                   EAGLE-PICHER INDUSTRIES, INC.

(CORPORATE SEAL)

                                      By /s/ ANDRIES RUIJSSENAARS
                                         __________________________
                                      Its  President
                                           ______________________

ATTEST:
                                          ANDRIES RUIJSSENAARS
                                      ---------------------------
                                          (Type or Print Name)


/s/ JAMES A. RALSTON
-------------------------------
Its Secretary

                                      ABN AMRO BANK N.V., as agent


/s/ JAMES A. RALSTON
-------------------------------
(Type or Print Name)

                                    By /s/ GREGORY D. AMOROSO / /s/ PAUL WIDUCH
                                           ___________________________________
                                           Its Group Vice President    GVP
                                               -------------------------------

                                           GREGORY D. AMOROSO   PAUL WIDUCH
                                           -----------------------------------
                                                   (Type or Print Name)

STATE OF  New York                  )
          _______________           )
                                    ) SS
COUNTY OF New York                  )
          ________________          )


        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Andries Ruijssenaars, President of Eagle-Picher Industries, Inc., an Ohio corporation, and James A. Ralston, Secretary of said corporation, who are personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such President and _______________ Secretary, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth; and the said ________________ Secretary then and there acknowledged that he, as custodian of the corporate seal of said corporation, did affix the corporate seal of said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.



                                                      /s/ Catherine Jones
                                                 -------------------------------
(NOTARIAL SEAL)                                             Notary Public


                                                          Catherine Jones
                                                 -------------------------------
My Commission Expires:                                     (Type or Print Name)
         11/17/99
---------------------------------

STATE OF  New York                  )
          _______________           )
                                    ) SS
COUNTY OF New York                  )
          ________________          )



        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Gregory D. Amoroso, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.



                                                      /s/ Catherine Jones
                                                 -------------------------------
(NOTARIAL SEAL)                                             Notary Public


                                                          Catherine Jones
                                                 -------------------------------
My Commission Expires:                                     (Type or Print Name)
         11/17/99
---------------------------------

STATE OF  New York                  )
          _______________           )
                                    ) SS
COUNTY OF New York                  )
          ________________          )



        I, Catherine Jones, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Paul Widuch, Group Vice President of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Group Vice President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

        Given under my hand and notarial seal, this 24th day of February, 1998.



                                                      /s/ Catherine Jones
                                                 -------------------------------
(NOTARIAL SEAL)                                             Notary Public


                                                          Catherine Jones
                                                 -------------------------------
My Commission Expires:                                     (Type or Print Name)
         11/17/99
---------------------------------

                                               SCHEDULE A-1
                                      TO COPYRIGHT COLLATERAL AGREEMENT

                                            U.S. COPYRIGHT NUMBERS
                                AND PENDING U.S. COPYRIGHT APPLICATION NUMBERS

-------------------------------------------------------------------------------------------------------------

U.S.
COPYRIGHT                                                                         DATE            EXPIRATION
NUMBER             TITLE OF COPYRIGHT                       AUTHOR                ISSUED          DATE

-------------------------------------------------------------------------------------------------------------
TX-269-361         Eagle-Picher industrial insulation, 50   EAGLE-PICHER          4/24/79         12/31/2054
                   years of insulation leadership           INDUSTRIES, INC

-------------------------------------------------------------------------------------------------------------
TX-540-694         Six reasons why Pre-Co-Floc cellulose    EAGLE-PICHER          7/22/80         12/31/2055
                   fiber filter aids provide superior       INDUSTRIES, INC
                   performance

-------------------------------------------------------------------------------------------------------------
TXu-292-266        Eagle-Picher surface analysis program    EAGLE-PICHER          8/12/87         12/31/2062
                                                            INDUSTRIES, INC.

-------------------------------------------------------------------------------------------------------------
TX-37-119          20th Annual National Swimming Pool       EAGLE-PICHER
                   Exposition: November 3-6, 1977, Brooks   INDUSTRIES, INC.      3/12/78         12/31/2053
                   Hall Civil Auditorium, San Francisco,
                   California: souvenir guide

-------------------------------------------------------------------------------------------------------------
TX-173-697         21st Annual National Swimming Pool       EAGLE-PICHER
                   Exposition, November 15-18, 1978,        INDUSTRIES, INC.     11/17/78         12/31/2053
                   Atlanta, Georgia, Georgia World
                   Congress Center, Hall B: souvenir guide
                   compliments of Celatom Products
                   Department

-------------------------------------------------------------------------------------------------------------
TX-508-501         1-2-3 reasons why Eagle-Picher           EAGLE-PICHER
                   Floor-dry is America's largest selling   INDUSTRIES, INC.      7/14/80         12/31/2055
                   diatomite floor absorbent

-------------------------------------------------------------------------------------------------------------
TX-942-209         Celatom diatomite from Eagle-Picher      EAGLE-PICHER          7/19/82         12/31/2057
                                                            INDUSTRIES, INC.
-------------------------------------------------------------------------------------------------------------

                                  SCHEDULE A-2
                        TO COPYRIGHT COLLATERAL AGREEMENT

                               COPYRIGHT LICENSES

                                -- NONE KNOWN --